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TITLE 42:2A-14 UNIFORM LIMITED PARTNERSHIP LAW

Mail to:
Secretary of State
CN-308
Trenton, NJ  08625

LIMITED PARTNERSHIP CERTIFICATE
(Must be filled in Dupicate)
(Please Type or Print in Ink Only)

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1.  Name of the Partnership (Must Contain "Limited Partnership" or the abbreviation "L.P." in title)
     BRIDGEWATER ASSISTED LIVING LIMITED PARTNERSHIP
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2.  Registered Agent                                  Registered Office
      The Prentice-Hall Corporation                     830 Bear Tavern Road
         System, New Jersey, Inc.
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    City                                                  State                           Zip Code
       West Trenton                                          New Jersey                         08628
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3.  The Character of Its Business Is:                                                        4.  The Term for Which the
        To develop, construct, own and operate an assisted living facility                       Partnership is to Exist Is:
              in Bridgewater, NJ                                                                 12/31/2029

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5.  The Name and Place of Residence of Each General Partner is:
                                            -------
                   NAME
          New Jersey Harborside Corp.                        ADDRESS (INCLUDE STREET NUMBER)
                                                             c/o The Berkshire Group
                                                             470 Atlantic Avenue
                                                             Boston, MA 02210
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6.  Set Forth Aggregate Amount of Cash and a Description and Statement of the Agreed Value of Other Property of Services
    Contributed by all Partners; or Agreed to be Contributed in the Future:

     $1,000 - no other property contributed or will be contributed in the future
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7.  Do the Limited Partners Have the Power to Grant the Right to Become a Limited Partner to an Assignee of Any Part or Their
    Partnership? X    Yes     No. If Yes, List THE TERMS AND CONDITIONS OF THAT POWER. Prior written consent of the general partners
                 ----    ----
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8.  If Agreed Upon, List When or What Must Occur to Enable a Partner to Terminate his Membership in the Partnership. (Include the
      Amount of, or the Way of Determining, the Distribution of Property to Terminate a Partner's Interest.) Limited partners can withdraw only with consent of general partner on terms agreed to at time of withdrawal. General partners have no right to withdraw.

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9.  Does the limited partner have the right to receive distributions from a partner which includes a return of all or any part of
     the partner's contributions? X   Yes     No. If yes, set forth these terms. Only if the general partners determine to
                                  ---    -----
     make distributions

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10.  Does the General Partner have the Right to Make Distributions to a Partner Which Includes a Return of All or Any Part
     of the Partner's Contributions?    yes   x   no
                                            -----    -----
       If Yes, Set Forth the terms.

          Only if general partner determines to make such distribution

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11.  When or Upon What Events Occurring is This Limited Partnership to be
        Dissolved and its Affairs Wound Up? Upon dissolution date of 12/31/2029 unless sooner in accordance with provision of the Act.
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12.  What Are the Rights of the Remaining General Partners to Continue the
     Business in the Event That a General Partner Withdraws?
        They have the right to continue the business of the partnership on an event of withdrawal of a general partner

13.  List any Other Matters That the Partners Decide to Include:

14.  The street address of the principal office of the limited partnership is:

        c/o The Prentice-Hall Corporation System, New Jersey, Inc.
        830 Bear Tavern Road, West Trenton, NJ  08628
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Effective Date of Certificate, if Subsequent to Date of Filing Upon filing of certificate (May not be later than 30 days from file date).
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IN TESTIMONY WHEREOF, the undersigned partners execute this certificate.
By:  New Jersey Harborside Corp., its general partner


/s/  Bruce Beardsley,               9/6/95
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(SIGNATURE)                         (DATE)              (SIGNATURE)  (DATE)
Bruce Beardsley, Vice President

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(SIGNATURE)                         (DATE)              (SIGNATURE)  (DATE)

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(SIGNATURE)                         (DATE)              (SIGNATURE)  (DATE)

If additional space is needed, attach a separate sheet(s).

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The purpose of this form is to simplify the filing requirements of the Secretary of State and does not replace the need for competent legal advice.
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